                                                          EXHIBIT EX-99.906.CERT





                     CERTIFICATIONS PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



I, David J. Schoenwald, President of New Alternatives Fund, Inc. certify that:

1. This report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of New Alternatives Fund, Inc.



Date: February 26 ,  2004                         /s/ David J. Schoenwald
                                                  -----------------------
                                                  President
                                                  New Alternatives Fund, Inc.